                                                                    EXHIBIT 99.1


DEBTOR:  AMERICAN CLASSIC VOYAGES CO.               CASE NUMBER:  01-10954 (JCA)

                            MONTHLY OPERATING REPORT
                             AS OF OCTOBER 31, 2002
                                      AND
                            FOR THE MONTH THEN ENDED








In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached October Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.





 /s/ STEVE MOELLER
 -------------------------
Steve Moeller
Director, Accounting

DEBTOR:  AMERICAN CLASSIC VOYAGES CO.               CASE NUMBER:  01-10954 (JCA)

                            MONTHLY OPERATING REPORT
                             AS OF OCTOBER 31, 2002
                                      AND
                            FOR THE MONTH THEN ENDED



                                    CONTENTS


Attachment 1               Summary of Bank and Investment Accounts

Attachment 2               Schedule of Receipts and Disbursements

Attachment 3               Bank and Investment Account Statements

Attachment 4               Income Statement

Attachment 5               Balance Sheet

Attachment 6               Summary of Due To/Due From Intercompany Accounts

Attachment 7               Accounts Receivable Aging

Attachment 8               Accounts Payable Detail

Attachment 9               Notes to October Monthly Operating Report

                     Summary Of Bank And Investment Accounts        Attachment 1
                     ---------------------------------------
                           American Classic Voyages Co
Summary                      Case No: 01-10954 (JCA)                   Unaudited
                             -----------------------
American Classic Voyages Co. For Month Of October, 2002
                             --------------------------

                                         Balances              Receipts &     Bank
                                -----------------------------
                                   Opening       Closing As    Disbursements  Statements  Account
Account                         As Of 10/01/02   Of 10/31/02   Included       Included    Reconciled
-------                         ----------------------------   --------       --------    ----------
AMCV Deferred Compensation               0.00           0.00   No -           No -        No -
Bank One                                                       Account        Account     Account
Account # - 1590101554                                         Closed         Closed      Closed

AMCV Dental Benefits                     0.00           0.00   No -           No -        No -
Chase (JP Morgan Chase & Co)                                   Account        Account     Account
Account # - 002-2-426530                                       Closed         Closed      Closed

AMCV Employee Stock Plan                 0.00           0.00   No -           No -        No -
LaSalle Bank                                                   Account        Account     Account
Account # - 5800015140                                         Closed         Closed      Closed

AMCV Insurance                           0.00           0.00   No -           No -        No -
LaSalle Bank                                                   Account        Account     Account
Account # - 5800021411                                         Closed         Closed      Closed

AMCV Medical Benefits                4,972.55       4,966.86   Yes            No - Not    Yes
Chase (JP Morgan Chase & Co)                                                  Concentration
Account # - 002-2-426522                                                      Account

American Classic Voyages Co              0.00           0.00   No -           No -        No -
Master Cash                                                    Account        Account     Account
LaSalle Bank                                                   Closed         Closed      Closed
Account # - 2355464

American Classic Voyages Co              0.00           0.00   No -           No -        No -
Payroll                                                        Account        Account     Account
LaSalle Bank                                                   Closed         Closed      Closed
Account # - 2369368

American Classic Voyages Co              0.00           0.00   No -           No -        No -
PAC                                                            Account        Account     Account
LaSalle Bank                                                   Closed         Closed      Closed
Account # - 2355882

American Classic Voyages Co              0.00           0.00   No -           No -        No -
Investment Account                                             Account        Account     Account
Credit Suisse Asset Management                                 Closed         Closed      Closed
Account # - 247003452

American Classic Voyages Co              0.00           0.00   No -           No -        No -
Investment Account                                             Account        Account     Account
Goldman Sachs & Co.                                            Closed         Closed      Closed
Account # - 020-53613-2

American Classic Voyages Co              0.00           0.00   No -           No -        No -
Investment Account                                             Account        Account     Account
Merrill Lynch                                                  Closed         Closed      Closed
Account # - 318-3271750-7

American Classic Voyages Co              0.00           0.00   No -           No -        No -
Investment Account                                             Account        Account     Account
Conifer Securities                                             Closed         Closed      Closed
Account # - 330-50683 1-8

                            Receipts & Disbursements                Attachment 2
                            ------------------------
                            American Classic Voyages
R&D-Chase-AMCV Med Ben      Case No: 01-10954 (JCA)                    Unaudited
                            -----------------------
                                     Chase
                             AMCV Medical Benefits
                            Account # - 002-2-426522
                          1 October 02 - 31 October 02

Opening Balance - 1 October 02
------------------------------
                                 4,972.55


Receipts
--------


                                     0.00

                                ---------
                                     0.00 Total Receipts


Disbursements
-------------
                                    (5.69)    To United Healthcare (Svce charge)



                                ---------
                                    (5.69) Total Disbursements



Closing Balance - 31 October 02
-------------------------------
                                 4,966.86

                   Concentration & Investment Account Statements    Attachment 3
                   ---------------------------------------------
                            American Classic Voyages Co.
Summary                       Case No: 01-10954 (JCA)
                              -----------------------
American Classic Voyages Co.   For Month Of October, 2002
                               --------------------------
Attach 3


          No Statements Due To No Concentration Or Investment Accounts

AMCV US SET OF BOOKS                              Date: 21-NOV-02 13:52:49
INCOME STATEMENT - ATTACHMENT 4                   Page:   1
Current Period: OCT-02

currency USD
Company=10 (AMCV)

                                                     PTD-Actual
                                                     31-Oct-02
                                                     ----------
Revenue
Gross Revenue                                                 0.00
Allowances                                                    0.00
                                                     -------------
Net Revenue                                                   0.00

Operating Expenses
Air                                                           0.00
Hotel                                                         0.00
Commissions                                                   0.00
Onboard Expenses                                              0.00
Passenger Expenses                                            0.00
Vessel Expenses                                               0.00
Layup/Drydock Expense                                         0.00
Vessel Insurance                                              0.00
                                                     -------------
Total Operating Expenses                                      0.00

                                                     -------------
Gross Profit                                                  0.00

SG&A Expenses
General and Admin Expenses                               24,949.09
Sales & Marketing                                             0.00
Start-Up Costs                                                0.00
                                                     -------------
Total SG&A Expenses                                      24,949.09

                                                     -------------
EBITDA                                                  (24,949.09)

Depreciation                                             13,203.44

                                                     -------------
Operating Income                                        (38,152.53)

Other Expense/(Income)
Interest Income                                         (41,023.39)
Interest Expense                                         21,390.64
Equity in Earnings for Sub                             (174,687.18)
Reorganization expenses                                 907,647.00
                                                     -------------
Total Other Expense/(Income)                          1,062,701.43

                                                     -------------
Net Pretax Income/(Loss)                             (1,100,853.96)

Income Tax Expense                                            0.00

                                                     -------------
Net Income/(Loss)                                    (1,100,853.96)
                                                     =============

AMCV US SET OF BOOKS                                    Date: 21-NOV-02 13:54:18
BALANCE SHEET - ATTACHMENT 5                            Page:   1
Current Period: OCT-02

currency USD
Company=10 (AMCV)


                                                  YTD-Actual                       YTD-Actual
                                                   31-Oct-02                       19-Oct-01
                                                  ----------                       ----------
ASSETS

Cash and Equivalent                                          0.00                    10,343,248.25

Restricted Cash                                              0.00                             0.00

Marketable Securities                                        0.00                           337.15

Accounts Receivable                                  3,678,916.74                     3,678,916.74

Inventories                                                  0.00                             0.00

Prepaid Expenses                                        79,453.96                             0.00

Other Current Assets                                         0.00                             0.00

                                                  ---------------                   --------------
Total Current Assets                                 3,758,370.70                    14,022,502.14


Fixed Assets                                         4,960,716.68                     4,979,716.68

Accumulated Depreciation                            (4,670,675.46)                   (4,497,369.91)

                                                  ---------------                   --------------
Net Fixed Assets                                       290,041.22                       482,346.77


Net Goodwill                                                 0.00                        81,420.64

Intercompany Due To/From                           270,072,668.03                   265,726,906.60

Net Deferred Financing Fees                          3,144,423.98                     3,408,954.89

Net Investment in Subsidiaries                    (555,505,940.59)                   48,551,297.73

Other Non Current Assets                                     0.00                       109,986.54

                                                  ---------------                   --------------
Total Other Assets                                (282,288,848.58)                  317,878,566.40

                                                  ---------------                   --------------
Total Assets                                      (278,240,436.66)                  332,383,415.31
                                                  ================                  ===============

AMCV US SET OF BOOKS                                    Date: 21-NOV-02 13:54:18
BALANCE SHEET - ATTACHMENT 5                            Page:   2
Current Period: OCT-02

currency USD
Company=10 (AMCV)

                                                  YTD-Actual                       YTD-Actual
                                                   31-Oct-02                       19-Oct-01
                                                  ----------                       ----------
LIABILITIES

Accounts Payable                                             0.00                             0.00

Accrued Liabilities                                  1,343,169.49                     1,089,864.63

Deposits                                                     0.00                             0.00

                                                  ---------------                   --------------
Total Current Liabilities                            1,343,169.49                     1,089,864.63


Long Term Debt                                               0.00                             0.00

Other Long Term Liabilities                         (3,221,982.41)                   (3,434,093.96)

                                                  ---------------                   --------------
Total Liabilities                                   (1,878,812.92)                   (2,344,229.33)


Liabilities Subject to Compromise                  200,418,510.55                   200,418,510.55


OWNER'S EQUITY

Common Stock                                           211,013.08                       211,013.08

Add'l Paid In Capital                              204,438,037.35                   204,438,037.35

Current Net Income (Loss)                         (607,408,717.72)                  (40,694,620.74)

Retained Earnings                                  (74,020,467.00)                  (29,645,295.60)

                                                  ---------------                   --------------
Total Owner's Equity                              (476,780,134.29)                  134,309,134.09

                                                  ---------------                   --------------
Total Liabilities & Equity                        (278,240,436.66)                  332,383,415.31
                                                  ===============                   ==============

American Classic Voyages Co.     Attachment 6                    01-10954 (JCA)
                   Summary List of Due to/Due From Accounts
                     For the Month Ended October 31, 2002

                                                             BEGINNING                                             ENDING
AFFILIATE NAME                              CASE NUMBER      BALANCE               DEBITS        CREDITS           BALANCE
AMCV Cruise Operations, Inc.                01-10967          83,015,121.42        42,824.56     861,727.99        82,196,217.99
The Delta Queen Steamboat Co.               01-10970           6,204,670.44                -              -         6,204,670.44
DQSB II, Inc.                               01-10974              22,836.06                -              -            22,836.06
Great AQ Steamboat, L.L.C.                  01-10960         (22,406,500.51)               -              -       (22,406,500.51)
Great Pacific NW Cruise Line, L.L.C.        01-10977         (15,472,508.20)               -              -       (15,472,508.20)
Great River Cruise Line, L.L.C.             01-10963           6,704,338.25                -              -         6,704,338.25
Great Ocean Cruise Line, L.L.C.             01-10959         (29,579,572.10)               -              -       (29,579,572.10)
Cruise America Travel, Incorporated         01-10966             103,377.71                -              -           103,377.71
Delta Queen Coastal Voyages, L.L.C.         01-10964             934,299.38                -              -           934,299.38
Cape Cod Light, L.L.C.                      01-10962          (1,670,131.78)               -              -        (1,670,131.78)
Cape May Light, L.L.C.                      01-10961            (656,374.33)               -              -          (656,374.33)
Project America, Inc.                       N/A              (29,154,390.86)               -              -       (29,154,390.86)
Oceanic Ship Co.                            N/A               41,569,782.42                -              -        41,569,782.42
Project America Ship I, Inc.                N/A                1,793,166.15                -              -         1,793,166.15
Project America Ship II, Inc.               N/A               27,241,846.63                -              -        27,241,846.63
Ocean Development Co.                       01-10972         206,389,119.70                -              -       206,389,119.70
Great Hawaiian Cruise Line, Inc.            01-10975           3,571,229.75                -              -         3,571,229.75
Great Hawaiian Properties Corporation       01-10971         (51,110,970.59)               -              -       (51,110,970.59)
American Hawaii Properties Corporation      01-10976           2,484,040.72                -              -         2,484,040.72
Great Independence Ship Co.                 01-10969          24,948,774.58                -              -        24,948,774.58
CAT II, Inc.                                01-10968          15,959,416.62                -              -        15,959,416.62
                                                         ------------------------------------------------------------------------
                                                             270,891,571.46        42,824.56     861,727.99       270,072,668.03
                                                         ========================================================================

                          American Classic Voyages Co.
                                 01-10954 (JCA)




                           Accounts Receivable Aging
                             As of October 31, 2002







                                  Attachment 7


                                 Not Applicable

                         American Classic Voyages Co.
                                01-10954 (JCA)




                            Accounts Payable Detail
                            As of October 31, 2002







                                 Attachment 8


                                Not Applicable

DEBTOR: AMERICAN CLASSIC VOYAGES CO.               CASE NUMBER:  01-10954 (JCA)

                            MONTHLY OPERATING REPORT
                             AS OF OCTOBER 31, 2002
                                      AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                   NOTES TO OCTOBER MONTHLY OPERATING REPORT


The information contained herein is unaudited.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.


1. Deferred financing costs represent costs incurred in connection with placing pre-petition debt instruments. Deferred financing costs are being amortized to interest expense over the term of the applicable debt instrument.

2. Other long-term liabilities consists of deferred tax assets and liabilities, net. Deferred tax assets and liabilities have been recognized for the expected future tax consequences of temporary differences between carrying amounts and the tax basis of assets and liabilities. The Debtor has not recorded adjustments to these amounts pending the outcome of Chapter 11 proceedings.

3. The Debtor has ceased recording accruals for distributions on its Trust Preferred securities. Historically, these accruals for these distributions were charged to "interest expense and other financing costs."

4. Accounts Receivable represents pre-petition total hold-backs by Paymentech, Inc., the Debtor's credit card processing agent against pre-petition customer deposits. Detail for such hold-backs has not been received from Paymentech, Inc.